GE INSTITUTIONAL FUNDS

International Equity Fund

Supplement dated June 1, 2012

To the International Equity Fund Summary Prospectus dated January 28, 2012, as amended on

May 29, 2012

This Supplement supersedes in its entirety the supplement dated May 29, 2012

Effective May 29, 2012, the GE Institutional - International Equity Fund Summary Prospectus (the “Summary Prospectus”) is revised as follows:

Portfolio Management

On page 3 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Ralph R. Layman	14 years	Executive Vice President and Chief Investment Officer Emeritus
Jonathan L. Passmore	10 years	Senior Vice President
Michael J. Solecki	14 years	Senior Vice President and Chief Investment Officer – International Equities

Foreign Investment Risk

On page 2 of the Summary Prospectus, under the sub-section entitled “Principal Risks,” the following disclosure is added to the end of the current risk factor entitled “Foreign Investment Risk”:

Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

This Supplement should be retained with your Summary Prospectus for future reference.